                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 23, 2002

                                   KEVCO, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                000-21621                   75-2666013
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)



                                1310 WEST EL PASO
                             FORT WORTH, TEXAS 76102

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-5720

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kevco, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended July 31, 2002 that the Company filed with the United States Bankruptcy Court for Northern District of Texas, Fort Worth Division on August 23, 2002 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case nos. 401-40783-BJH-11 through Case nos. 401-40790-BJH-11.

         THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Monthly Operating Report for Kevco, Inc. for the Period Ended July 31, 2002 (1)

99.2 Monthly Operating Report for Kevco Management, Inc. for the Period Ended July 31, 2002 (1)

99.3 Monthly Operating Report for Kevco Holding, Inc. for the Period Ended July 31, 2002 (1)

99.4 Monthly Operating Report for Kevco GP, Inc. for the Period Ended July 31, 2002 (1)

99.5 Monthly Operating Report for Kevco Components, Inc. for the Period Ended July 31, 2002 (1)

99.6 Monthly Operating Report for DCM Delaware, Inc. for the Period Ended July 31, 2002 (1)

99.7 Monthly Operating Report for Kevco Manufacturing, L.P. for the Period Ended July 31, 2002 (1)

99.8 Monthly Operating Report for Kevco Distribution, L.P. for the Period Ended July 31, 2002 (1)

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(1)      The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           KEVCO, INC

Date: August 26, 2002                           By:  /s/ Wilford W. Simpson
                                                    ----------------------------
                                                    Wilford W. Simpson
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Monthly Operating Report for Kevco, Inc. for the Period Ended
                  July 31, 2002 (1)

99.2              Monthly Operating Report for Kevco Management, Inc. for the
                  Period Ended July 31, 2002 (1)

99.3              Monthly Operating Report for Kevco Holding, Inc. for the
                  Period Ended July 31, 2002 (1)

99.4              Monthly Operating Report for Kevco GP, Inc. for the Period
                  Ended July 31, 2002 (1)

99.5              Monthly Operating Report for Kevco Components, Inc. for the
                  Period Ended July 31, 2002 (1)

99.6              Monthly Operating Report for DCM Delaware, Inc. for the Period
                  Ended July 31, 2002 (1)

99.7              Monthly Operating Report for Kevco Manufacturing, L.P. for the
                  Period Ended July 31, 2002 (1)

99.8              Monthly Operating Report for Kevco Distribution, L.P. for the
                  Period Ended July 31, 2002 (1)

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(1)      The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.